EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each of the Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Frontier Communications Parent, Inc., a Delaware corporation, and that this agreement may be included as an exhibit to such joint filing.

IN WITNESS WHEREOF, the undersigned hereby execute this agreement as of May 26, 2023.

Ares Management LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF Investment Management LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Investment Management LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASSF Operating Manager IV, L.P.

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Management Holdings L.P.
By: Ares Holdco LLC, its general partner

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Holdco LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Management Corporation

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Management GP LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Voting LLC
By: Ares Partners Holdco LLC, its sole member

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

Ares Partners Holdco LLC

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A1, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A2, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A3, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A4, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A5, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A6, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A7, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A8, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A9, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV A10, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ACOF VI Frontier AIV B1, L.P.
By: ACOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A1, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A2, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A3, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A4, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A5, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A6, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A7, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A8, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A9, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A10, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV A11, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF Frontier AIV B1, L.P.
By: ASOF Investment Management LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASSF IV AIV B Holdings III, L.P.
By: ASSF Operating Manager IV, L.P., its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASSF IV AIV B, L.P.
By: ASSF Operating Manager IV, L.P., its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF II FRONTIER HOLDINGS 1 L.P.
By: ASOF INVESTMENT MANAGEMENT LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF II FRONTIER HOLDINGS 2 L.P.
By: ASOF INVESTMENT MANAGEMENT LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF II FRONTIER HOLDINGS 3 L.P.
By: ASOF INVESTMENT MANAGEMENT LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF II FRONTIER HOLDINGS 4 L.P.
By: ASOF INVESTMENT MANAGEMENT LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF II FRONTIER HOLDINGS 5 L.P.
By: ASOF INVESTMENT MANAGEMENT LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF II FRONTIER HOLDINGS 6 L.P.
By: ASOF INVESTMENT MANAGEMENT LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF II FRONTIER HOLDINGS 7 L.P.
By: ASOF INVESTMENT MANAGEMENT LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF II A (DE) FRONTIER HOLDINGS 1 L.P.
By: ASOF INVESTMENT MANAGEMENT LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

ASOF II A (DE) FRONTIER HOLDINGS 2 L.P.
By: ASOF INVESTMENT MANAGEMENT LLC, its manager

/s/ Naseem Sagati Aghili
By: Naseem Sagati Aghili
Its: Authorized Signatory

SCHEDULE A

BOARD OF MANAGERS OF

ARES PARTNERS HOLDCO LLC

Name	Present Principal Occupation and Employment
Michael J Arougheti	Co-Founder, Chief Executive Officer and President of Ares Management
Ryan Berry	Chief Marketing and Strategy Officer of Ares Management
R. Kipp deVeer	Head of Credit Group of Ares Management
David B. Kaplan	Co-Founder of Ares Management
Antony P. Ressler	Co-Founder, Executive Chairman of Ares Management
Bennett Rosenthal	Co-Founder, Chairman of the Private Equity Group of Ares Management

The address for all of the persons listed above is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

DIRECTORS AND EXECUTIVE OFFICERS OF

ARES MANAGEMENT CORPORATION

Name	Director/Executive Officer	Present Principal Occupation and Employment
Michael J Arougheti	Director and Executive Officer	Co-Founder, Chief Executive Officer and President of Ares Management
David B. Kaplan	Director and Executive Officer	Co-Founder, Co-Chairman of the Private Equity Group of Ares Management
Antony P. Ressler	Director and Executive Officer	Co-Founder, Executive Chairman of Ares Management
Bennett Rosenthal	Director and Executive Officer	Co-Founder, Co-Chairman of the Private Equity Group of Ares Management
R. Kipp deVeer	Director and Executive Officer	Head of Credit Group of Ares Management
Paul G. Joubert	Director	Founding Partner of EdgeAdvisors and a Venture Partner in Converge Venture Partners
Michael Lynton	Director	Chairman of the Board of Snap Inc.
Dr. Judy Olian	Director	President of Quinnipiac University
Antoinette C. Bush	Director	Executive Vice President and Global Head of Government Affairs for News Corp
Ashish Bhutani	Director	Former Chairman of Lazard Asset Management and Vice Chairman of Lazard Ltd.
Eileen Naughton	Director	Former Chief People Officer and Vice President of People Operations at Google, Inc.
Ryan Berry	Executive Officer	Chief Marketing and Strategy Officer of Ares Management
Naseem Sagati Aghili	Executive Officer	General Counsel and Corporate Secretary of Ares Management
Jarrod Phillips	Executive Officer	Chief Financial Officer of Ares Management

The address for all of the persons listed above is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

SCHEDULE B

On May 26, 2020, without admitting or denying any wrongdoing, Ares Management LLC consented to the entry of an administrative and cease-and-desist order (the “Order”) instituted by the SEC. According to the Order, in 2016, Ares Management LLC's written policies and procedures regarding the prevention of misuse of potentially material nonpublic information (“MNPI”) were not sufficiently implemented and enforced in certain circumstances when Ares Management LLC had an employee serving on the board of directors of a public company in which one of its clients was invested. The Order did not find any misuse of MNPI by Ares Management LLC or its employees; however, the Order included findings of violations of Section 204A and Section 206(4) of the Investment Advisers Act of 1940 and Rule 206(4)-7 thereunder with respect to the implementation and enforcement of its written policies and procedures. The Order includes cease and desist provisions and a censure, and payment of a civil penalty in the amount of $1.0 million.